Exhibit 10.6(b)

NEVRO CORP.

AMENDMENT TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment to Amended and Restated Registration Rights Agreement (this “Amendment”), by and among Nevro Corp., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company is made and entered into as of March 5, 2013, with respect to that certain Amended and Restated Registration Rights Agreement, dated as of February 8, 2013, by and among the Company and each of the stockholders of the Company listed on Exhibit A thereto, as such Exhibit A may be amended from time to time (the “Stockholders”) (the “Original Agreement”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to them in the Original Agreement.

RECITALS

WHEREAS, the Company and the Stockholders are parties to that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of February 8, 2013, as amended by that certain Amendment to Series C Convertible Preferred Stock Purchase Agreement, dated as of even date herewith (together as amended, the “Purchase Agreement”), pursuant to which two new investors are purchasing shares of the Company’s Series C Preferred Stock (the “Series C Preferred Stock”) and Novo is purchasing additional shares of Series C Preferred Stock in a Subsequent Closing (as defined in the Purchase Agreement).

WHEREAS, in connection with the Subsequent Closing, the Company and the undersigned Stockholders desire to amend the Original Agreement in certain respects as set forth herein.

WHEREAS, pursuant to Section 14.3 of the Original Agreement, the provisions of the Original Agreement may be amended or waived at any time by the written agreement of the Company and Stockholders holding at least 70% of the Registrable Securities.

WHEREAS, any amendment or waiver effected in accordance with Section 14.3 of the Original Agreement shall be binding upon each holder of Registrable Securities and the Company.

WHEREAS, the undersigned Stockholders hold, in the aggregate, not less than 70% of the Registrable Securities, voting together as a single class on an as-converted basis.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendments.

(A).                            Section 14.3 of the Original Agreement is hereby amended to add the following sentence: “Notwithstanding anything herein to the contrary, if pursuant to the Series C Stock Purchase Agreement, additional parties may purchase shares of Series C Preferred Stock in a Subsequent Closing (as defined in the Series C Stock Purchase Agreement) thereunder, then each such Purchaser (as defined in the Series C Stock Purchase Agreement) shall become a party to this Agreement as a “Stockholder” hereunder, without the need for any consent, approval or signature of any Stockholder when such Purchaser has both: (a) purchased shares of Series C Preferred Stock under the Series C Stock Purchase Agreement and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement.”

(B).                            Exhibit A to the Original Agreement is hereby amended in its entirety in the form attached as Exhibit A hereto.

2.                                      Reference to and Effect on the Original Agreement.  On or after the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby.  No reference to this Amendment need be made in any instrument or document at any time referring to the Original Agreement, a reference to the Agreement, in any of such to be deemed a reference to the Original Agreement as amended hereby.

3.                                      No Other Amendments.  Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

4.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties necessary to give effect to this Amendment, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

5.                                      Headings.  All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Amendment or the Original Agreement.

6.                                      Governing Law.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NEVRO CORP.

By:	/s/ Michael DeMane
Name: Michael DeMane
Title: Chief Executive Officer

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NOVO A/S

By:	/s/ Kim Dueholm
Name: Kim Dueholm
Title: Partner

Address:	Tuborg Havnevej 19
DK 2900 Hellerup
Denmark

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Brad Vale
Name: Brad Vale
Title: Vice President

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BAY CITY CAPITAL FUND IV, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Fred Craves
		Name:	Fred Craves
		Title:	Authorized Signatory

BAY CITY CAPITAL FUND IV CO-INVESTMENT FUND, L.P.

By:	Bay City Capital Management IV LLC
Its:	General Partner

By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Fred Craves
		Name:	Fred Craves
		Title:	Authorized Signatory

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ABERDARE VENTURES III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
		Name:	John H. Odden
		Title:	Manager

ABERDARE PARTNERS III, LP

By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
		Name:	John H. Odden
		Title:	Manager

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THREE ARCH PARTNERS IV, L.P.

By:	Three Arch Management IV, L.L.C.
Its:	General Partner

	By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P

By:	Three Arch Management IV, L.L.C.
Its:	General Partner

	By:	/s/ Wilfred Jaeger
		Name:	Wilfred Jaeger
		Title:	Managing Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MPM BIOVENTURES IV-QP, L.P.

By:	MPM BioVentures IV GP LLC
Its:	General Partner

By:	MPM BioVentures IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures IV GP LLC
Its:	Managing Limited Partner

By:	MPM BioVentures IV LLC
Its:	Managing Member

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC
By:	MPM BioVentures IV LLC
Its:	Manager

By:	/s/ James P. Scopa
Name:	James P. Scopa
Title:	Member

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

AMV PARTNERS II, L.P.

By:	Accuitive Medical Ventures II, LLC
Its:	General Partner

	By:	/s/ Charles Larsen
		Name:	Charles Larsen
		Title:	Managing Director

SIGNATURE PAGE TO NEVRO CORP.

AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

STOCKHOLDERS

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Novo A/S	—	—	—	47,516,198

Johnson & Johnson Development Corporation Attn: Brad Vale 6500 Paseo Padre Dr. Fremont, CA 94555 With a Copy to: Attn: Jayne Zall Assistant General Counsel One Johnson & Johnson Plaza New Brunswick, NJ 08933	—	—	66,964,285	5,923,871

Bay City Capital Fund IV, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	562,868	30,548,195	16,387,835	4,591,539

Bay City Capital Fund IV Co-Investment Fund, L.P. Attention: Carl Goldfischer 750 Battery Street Suite 400 San Francisco, CA 94111	12,132	658,461	353,236	98,970

Three Arch Partners IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	97,840	30,532,495	16,379,412	4,897,841

Three Arch Associates IV, L.P. Attention: Bill Harrington 3200 Alpine Road Portola Valley, CA 94028	2,160	674,161	361,659	108,145

Mayo Foundation for Medical Education and Research Attn: Jeffrey Torborg 200 1st Street SW Rochester, MN 55905	1,000,000	2,747,252	—	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
Mayo Clinic Attn: Jeffrey Torborg 200 1st Street SW Rochester, MN 55905	—	2,747,252	1,116,071	621,875

MPM BioVentures IV GmBH & Co. Beteiligungs KG c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	346,711	185,995	62,389

MPM BioVentures IV-QP, L.P. c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	8,999,431	4,827,821	1,619,423

MPM Asset Management Investors BV4 LLC c/o MPM Capital The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116	—	255,904	137,282	46,049

Konstantinos Alataris 411 Acacia Avenue Palo Alto, CA 94306	12,151,745*	—	—	—

Michael Masterson 750 Battery Street Suite 400 San Francisco, CA 94111	70,939	—	—	—

Aberdare Ventures III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000 San Francisco, CA 94111	—	26,972,070	10,904,468	—

Aberdare Partners III, L.P. Attention: Paul Klingenstein Aberdare Ventures One Embarcadero Center Suite 4000 San Francisco, CA 94111	—	633,817	256,246	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock
AMV Partners II, L.P. Attention: Gordon Wyatt AMV Partners II LP 2905 Premiere Parkway, Suite 150 Duluth, GA 30097	—	24,005,120	12,877,747	3,565,327

Mark B. Knudson c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	206,043	—	17,029

Mark B. Knudson Revocable Trust Mark B. Knudson, Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	400,000	139,389	—	11,520

Susan J. Knudson Revocable Trust Susan J. Knudson, -Trustee Dorsey & Whitney Trust Company, LLC, Trustee c/o EnteroMedics 2800 Patton Road St. Paul, MN 55113	—	138,325	—	11,433

Sarah Brenzel Conrad 12557 Riverview Road Eden Prairie, MN 55347	290,000	144,972	61,988	17,105

Adrianus P. Donders 15089 Crane Street Andover, MN 55304	250,000	139,389	—	—

Robert S. Nickoloff	100,000	69,644	—	5,756

James R. Thacker and Kate Ward Thacker 4529 Thunder Ridge Eureka, MO 63025	141,872	549,450	—	—

Michael DeMane c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	13,403,954	—	—	—

Name/Address:	No. of Shares of Common Stock	No. of Shares of Series A Preferred Stock	No. of Shares of Series B Preferred Stock	No. of Shares of Series C Preferred Stock

Andrew Galligan c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	3,639,843**	—	—	—

Andre Walker c/o Nevro Corp. 4040 Campbell Avenue #210 Menlo Park, California 94025	4,136,186**	—	—	—

NEA Ventures 2013, Limited Partnership 1954 Greenspring Drive Suite 600 Timonium, MD 21093	—	—	—	53,996

New Enterprise Associates 14, L.P. 1954 Greenspring Drive Suite 600 Timonium, MD 21093	—	—	—	30,183,584

Covidien Group S.a.r.l. 3b, bd Prince Henri Luxembourg, L-1724 Luxembourg	—	—	—	4,319,654

*  Includes options to purchase 10,926,742 shares of Common Stock

**   Options to purchase Common Stock